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                                                                  EXHIBIT 10.52


                                     RELEASE


        This Release ("Release") is effective as of the date provided for in section 10 below, and is made by and between CHARLES J. YASH ("Employee") and CALLAWAY GOLF COMPANY (the "Company"), a Delaware corporation. Effective May 31, 2001, Employee's employment with the Company will terminate pursuant to the terms of a Resignation and Consulting Agreement with Mutual Releases entered into effective May 31, 2001. The Company and Employee also enter into this Release relating to Employee's resignation.

        1. Payment.

           In consideration for the release of claims as set forth in section 2 herein and Employee's execution of this Release, the Company hereby agrees to pay Employee on or before July 15, 2001, the sum of fifty thousand dollars ($50,000.00).

        2. Release. In consideration for the Payment described in section 1 above, Employee hereby irrevocably and unconditionally releases and forever discharges the Company, its predecessors, successors, subsidiaries, affiliates and benefit plans, and each and every past, present and future officer, director, employee, representative and attorney of the Company, its predecessors, successors, subsidiaries, affiliates and benefit plans, and their successors and assigns (collectively referred to herein as the "Releasees"), from any, every, and all charges, complaints, claims, causes of action, and lawsuits of any kind whatsoever, including, to the extent permitted under the law, all claims which Employee has against Releasees, or any of them, arising from or in any way related to circumstances or events arising out of Employee's employment by the Company. EMPLOYEE ALSO SPECIFICALLY AGREES AND ACKNOWLEDGES THAT EMPLOYEE IS WAIVING ANY RIGHT TO RECOVERY AGAINST RELEASEES BASED ON STATE OR FEDERAL AGE ANTI-DISCRIMINATION LAWS, INCLUDING WITHOUT LIMITATION, THE AGE DISCRIMINATION AND EMPLOYMENT ACT OF 1967, AS AMENDED, WHETHER SUCH CLAIM BE BASED UPON AN ACTION FILED BY EMPLOYEE OR A GOVERNMENTAL AGENCY. Provided, however, that nothing in the foregoing or otherwise in this Agreement is intended to waive any of Employee's rights to have the Company defend and/or indemnify him in accordance with the General Corporation Law of Delaware and the Bylaws of the Company, as the same now exist or may hereafter be amended, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding in which Employee was or is a party or is threatened to be made a party by reason of the fact that Employee is or was a director or officer of the Company.

        3. Waiver. Employee waives all rights under section 1542 of the Civil Code of the State of California. Section 1542 provides as follows:

                A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

        4. Governing Law. This Release shall be construed and enforced in accordance with the internal laws of the State of California.


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        5. Binding Effect. This Release shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

        6. IRREVOCABLE ARBITRATION OF DISPUTES.

           (a) EMPLOYEE AND THE COMPANY AGREE THAT ANY DISPUTE, CONTROVERSY OR CLAIM ARISING HEREUNDER OR IN ANY WAY RELATED TO THIS AGREEMENT, ITS INTERPRETATION, ENFORCEABILITY, OR APPLICABILITY, OR RELATING TO EMPLOYEE'S EMPLOYMENT, OR THE TERMINATION THEREOF, THAT CANNOT BE RESOLVED BY MUTUAL AGREEMENT OF THE PARTIES SHALL BE SUBMITTED TO BINDING ARBITRATION. THIS INCLUDES, BUT IS NOT LIMITED TO, ALLEGED VIOLATIONS OF FEDERAL, STATE AND/OR LOCAL STATUTES, CLAIMS BASED ON ANY PURPORTED BREACH OF DUTY ARISING IN CONTRACT OR TORT, INCLUDING BREACH OF CONTRACT, BREACH OF THE COVENANT OF GOOD FAITH AND FAIR DEALING, VIOLATION OF PUBLIC POLICY, VIOLATION OF ANY STATUTORY, CONTRACTUAL OR COMMON LAW RIGHTS, BUT EXCLUDING WORKERS' COMPENSATION, UNEMPLOYMENT MATTERS, OR ANY MATTER FALLING WITHIN THE JURISDICTION OF THE STATE LABOR COMMISSIONER. THE PARTIES AGREE THAT ARBITRATION IS THE PARTIES' ONLY RECOURSE FOR SUCH CLAIMS AND HEREBY WAIVE THE RIGHT TO PURSUE SUCH CLAIMS IN ANY OTHER FORUM, UNLESS OTHERWISE PROVIDED BY LAW. ANY COURT ACTION INVOLVING A DISPUTE WHICH IS NOT SUBJECT TO ARBITRATION SHALL BE STAYED PENDING ARBITRATION OF ARBITRABLE DISPUTES; PROVIDED, HOWEVER, THAT THE PARTIES SHALL HAVE THE RIGHT TO SEEK PROVISIONAL RELIEF IN AN ANCILLARY COURT ACTION IN CONNECTION WITH AN ARBITRABLE DISPUTE.

           (b) ANY DEMAND FOR ARBITRATION SHALL BE IN WRITING AND MUST BE COMMUNICATED TO THE OTHER PARTY WITHIN ONE (1) YEAR AFTER THE DISCOVERY OF THE ALLEGED CLAIM OR CAUSE OF ACTION BY THE AGGRIEVED PARTY, OR, IF LATER, WITHIN THE TIME PERIOD STATED IN THE APPLICABLE STATUTE OF LIMITATIONS.

           (c) THE ARBITRATION SHALL BE CONDUCTED PURSUANT TO THE PROCEDURAL RULES STATED IN THE NATIONAL RULES FOR RESOLUTION OF EMPLOYMENT DISPUTES OF THE AMERICAN ARBITRATION ASSOCIATION ("AAA"). THE ARBITRATION SHALL BE CONDUCTED IN SAN DIEGO BY A FORMER OR RETIRED JUDGE OR ATTORNEY WITH AT LEAST 10 YEARS EXPERIENCE IN EMPLOYMENT-RELATED DISPUTES, OR A NON-ATTORNEY WITH LIKE EXPERIENCE IN THE AREA OF DISPUTE, WHO SHALL HAVE THE POWER TO HEAR MOTIONS, CONTROL DISCOVERY, CONDUCT HEARINGS AND OTHERWISE DO ALL THAT IS NECESSARY TO RESOLVE THE MATTER. THE PARTIES MUST MUTUALLY AGREE ON THE ARBITRATOR. IF THE PARTIES CANNOT AGREE ON THE ARBITRATOR AFTER THEIR BEST EFFORTS, AN ARBITRATOR FROM THE AMERICAN ARBITRATION ASSOCIATION WILL BE SELECTED PURSUANT TO THE AMERICAN ARBITRATION ASSOCIATION NATIONAL RULES FOR RESOLUTION OF EMPLOYMENT DISPUTES.

           (d) THE ARBITRATION AWARD SHALL BE FINAL AND BINDING, AND MAY BE ENTERED AS A JUDGMENT IN ANY COURT HAVING COMPETENT JURISDICTION. IT IS EXPRESSLY UNDERSTOOD THAT THE PARTIES HAVE CHOSEN ARBITRATION TO AVOID THE BURDENS, COSTS AND PUBLICITY OF A COURT PROCEEDING, AND THE ARBITRATOR IS EXPECTED TO HANDLE ALL ASPECTS OF THE MATTER, INCLUDING DISCOVERY AND ANY HEARINGS, IN SUCH A WAY AS TO MINIMIZE THE EXPENSE, TIME, BURDEN AND PUBLICITY OF THE PROCESS, WHILE ASSURING A FAIR AND JUST RESULT. IN PARTICULAR, THE PARTIES EXPECT THAT THE ARBITRATOR WILL LIMIT DISCOVERY BY CONTROLLING THE AMOUNT OF DISCOVERY THAT MAY BE TAKEN (E.G., THE NUMBER OF DEPOSITIONS OR INTERROGATORIES) AND BY RESTRICTING THE SCOPE OF DISCOVERY TO ONLY THOSE MATTERS CLEARLY RELEVANT TO THE DISPUTE. HOWEVER, AT A MINIMUM, EACH PARTY WILL BE ENTITLED TO ONE DEPOSITION.



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           (e) THE PARTIES UNDERSTAND AND AGREE THAT THE ARBITRATOR HAS NO
AUTHORITY TO AWARD PUNITIVE DAMAGES.

           (f) THE PREVAILING PARTY SHALL BE ENTITLED TO AN AWARD BY THE ARBITRATOR OF REASONABLE ATTORNEYS' FEES AND OTHER COSTS REASONABLY INCURRED IN CONNECTION WITH THE ARBITRATION, INCLUDING WITNESS FEES AND EXPERT WITNESS FEES, UNLESS THE ARBITRATOR FOR GOOD CAUSE DETERMINES OTHERWISE.

           (g) THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE EXPIRATION OR TERMINATION OF THE AGREEMENT, AND SHALL BE BINDING UPON THE PARTIES.

THE PARTIES HAVE READ THIS ARBITRATION PROVISION AND IRREVOCABLY AGREE TO ARBITRATE ANY DISPUTE IDENTIFIED ABOVE.



--------------------------                           --------------------------
(EMPLOYEE'S INITIALS)                                      (COMPANY'S INITIALS)


        7. Counterparts. This Release may be executed in one or more counterparts which, when fully executed by the parties, shall be treated as one agreement.

        8. Advice of Counsel. The Company hereby advises Employee in writing to discuss this Release with an attorney before executing it. Employee further acknowledges that the Company will provide Employee twenty-one (21) days within which to review and consider this Release before signing it. Should Employee decide not to use the full twenty-one (21) days, then Employee knowingly and voluntarily waives any claims that he was not in fact given that period of time or did not use the entire twenty-one (21) days to consult an attorney and/or consider this Release.

        9. Right to Revoke. The parties acknowledge and agree that Employee may revoke this Release for up to seven (7) calendar days following Employee's execution of this Release and that it shall not become effective or enforceable until the revocation period has expired. The parties further acknowledge and agree that such revocation must be in writing addressed to Steven C. McCracken, Chief Legal Officer of Callaway Golf Company (at the address shown below) and received by Steven C. McCracken not later than midnight on the seventh day following the execution of this Release by Employee. If Employee revokes this Release under this section, it shall not be effective or enforceable, and Employee will not receive the Payment described in section 1 above.

                        Steven C. McCracken
                        Chief Legal Officer
                        Callaway Golf Company
                        2180 Rutherford Road
                        Carlsbad, CA 92008

        10. Effective Date. If Employee does not revoke this Release in the timeframe specified in section 9 above, the Release shall become effective at 12:01 a.m. on the eighth day after it is fully executed by the parties.



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        11. Severability. In the event any provision or provisions of this
Release is or are held invalid, the remaining provisions of this Release shall not be affected thereby.

        IN WITNESS WHEREOF, the parties hereto have executed this Release on the dates set forth below, to be effective as of the date first written above.


Employee                                  Company


                                          CALLAWAY GOLF COMPANY,
                                          a Delaware Corporation

/s/ CHARLES J. YASH                       By: /s/ RONALD A. DRAPEAU
----------------------------                 -------------------------------
Charles J. Yash                              Ronald A. Drapeau,
                                             President and CEO


Dated:                                    Dated:
      ----------------------                    ----------------------------



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